NATIONWIDE MUTUAL FUNDS
Nationwide AllianzGI International Growth Fund
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund

Supplement dated August 12, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
The table under the section entitled “Fund Summary: Nationwide Global Sustainable Equity Fund - Portfolio Managers” on page 35 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Joseph Elegante, CFA	Head of Sustainable Equities and Executive Director	Since 2015
Adam Jokich, CFA	Executive Director	Since 2021

2.	The information under the heading “Nationwide Global Sustainable Equity Fund” on page 67 of the Prospectus is deleted in its entirety and replaced with the following:

Nationwide Global Sustainable Equity Fund

Joseph Elegante, CFA and Adam Jokich, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Elegante is Head of the Sustainable Equities team and an Executive Director at UBS AM. He has over 25 years of portfolio management experience.

Mr. Jokich is a Senior Portfolio Manager for Global and Deputy PM for Sustainable equity strategies within the Global Equity team at UBS AM. He has 9 years investment industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE